FOURTH AMENDMENT TO CREDIT AGREEMENT
                                       and
                    FIRST AMENDMENT TO PLEDGE AND COLLATERAL
                            ADMINISTRATION AGREEMENT

        This Amendment is made as of this 9th day of May, 1997, by and between Norwest Bank Minnesota, National Association (the "Bank") and Piper Jaffray Inc. (the "Company").

        The Bank and the Company have made and entered into a Credit Agreement dated as of November 23, 1994, as amended by a First Amendment dated as of December 28, 1994, extended by the Bank's letter dated October 13, 1995, amended by a Second Amendment dated November 7, 1995, and amended by a Third Amendment dated as of March 27, 1996 (the "Credit Agreement").

        The Credit Agreement includes provisions setting loan pricing; the Company's covenants concerning, among other things, maintenance of Tangible Net Worth and delivery of certain financial reports; and a requirement that the Company's parent, Piper Jaffray Companies Inc., maintain a specified Tangible Net Worth.

        The Bank, the Company and two other banks have also made and entered into a Pledge and Collateral Administration Agreement dated as of November 23, 1994 (the "Pledge Agreement") which includes a provision requiring the Company to maintain a Minimum Collateral Amount as a condition to certain borrowings.

        The Bank and the Company have agreed to amend the foregoing provisions of the Credit Agreement and the Pledge Agreement.

        Now, therefore, in consideration of the premises and of the mutual covenants and agreements hereinafter contained, the parties agree as follows:

        1. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Credit Agreement.

        2. Section 1.1 of the Credit Agreement is hereby amended by changing the definition of "Applicable Margin" to provide that the Applicable Margin for Committed Loans maintained as Federal Funds Rate Advances shall be .45% per annum and the Applicable Margin for Discretionary Loans maintained as Federal Funds Rate Advances shall be 1/2 of 1% per annum.

        3. Section 2.14 of the Credit Agreement is hereby amended by changing the Commitment Ending Date to May 31, 1998.

        4. Section 5.1(h) of the Credit Agreement is hereby amended to be and read as follows:

        "(h) Promptly upon the mailing or filing thereof, copies of all financial statements, reports and proxy statements mailed to the Parent's shareholders; copies of all registration statements, periodic reports and other documents filed by the Parent with the Commission or any national securities exchange, provided, however, that so long as the Company delivers to the Bank a copy of the Parent's press release associated with each Form 8-K, the Company need not deliver the Form 8-K unless requested by the Bank; and copies of all registration statements relating to the Company's own securities and of all Financial and Operational Combined Uniform Single Reports filed by the Company with the Commission or any national securities exchange."

        5. Section 6.8 of the Credit Agreement is hereby amended by changing the required Tangible Net Worth of the Company from $100,000,000 to $125,000,000.

        6. Section 7.1(s) of the Credit Agreement is hereby amended by changing the required Tangible Net Worth of the Parent from $125,000,000 to $135,000,000.

        7. Section 1.1 of the Pledge Agreement is hereby amended by changing the figure "110%" to "100%".

        8. Upon and following the date of this Amendment, references in the Credit Agreement and the Pledge Agreement to "this Agreement" shall be deemed to refer to the Credit Agreement or Pledge Agreement, as amended by this Amendment.

        9. Except as amended hereby, all of the terms and conditions of the Credit Agreement and the Pledge Agreement shall remain in full force and effect.

        In witness whereof, the Bank and the Company have executed this Amendment as of the day and year first above written.

PIPER JAFFRAY INC.                          NORWEST BANK MINNESOTA,
                                            NATIONAL ASSOCIATION

By   /s/ Deborah K. Roesler                 By   /s/ Edward J. Meyer, Jr.
     Deborah K. Roesler                          Edward J. Meyer, Jr.
     Chief Financial Officer                     Vice President

                      FOURTH AMENDMENT TO CREDIT AGREEMENT
                                       and
                    FIRST AMENDMENT TO PLEDGE AND COLLATERAL
                            ADMINISTRATION AGREEMENT

        This Amendment is made as of this 9th day of May, 1997, by and between The Northern Trust Company (the "Bank") and Piper Jaffray Inc. (the "Company").

        The Bank and the Company have made and entered into a Credit Agreement dated as of November 23, 1994, as amended by a First Amendment dated as of December 23, 1994, extended by the Bank's letter dated October 20, 1995, amended by a Second Amendment dated November 9, 1995, and amended by a Third Amendment dated as of March 27, 1996 (the "Credit Agreement").

        The Credit Agreement includes provisions setting loan pricing; the Company's covenants concerning, among other things, maintenance of Tangible Net Worth and delivery of certain financial reports; and a requirement that the Company's parent, Piper Jaffray Companies Inc., maintain a specified Tangible Net Worth.

        The Bank, the Company and two other banks have also made and entered into a Pledge and Collateral Administration Agreement dated as of November 23, 1994 (the "Pledge Agreement") which includes a provision requiring the Company to maintain a Minimum Collateral Amount as a condition to certain borrowings.

        The Bank and the Company have agreed to amend the foregoing provisions of the Credit Agreement and the Pledge Agreement.

        Now, therefore, in consideration of the premises and of the mutual covenants and agreements hereinafter contained, the parties agree as follows:

        1. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Credit Agreement.

        2. Section 1.1 of the Credit Agreement is hereby amended by changing the definition of "Applicable Margin" to provide that the Applicable Margin for Committed Loans maintained as Federal Funds Rate Advances shall be .45% per annum and the Applicable Margin for Discretionary Loans maintained as Federal Funds Rate Advances shall be 1/2 of 1% per annum.

        3. Section 2.14 of the Credit Agreement is hereby amended by changing the Commitment Ending Date to May 31, 1998.

        4. Section 5.1(h) of the Credit Agreement is hereby amended to be and read as follows:

        "(h) Promptly upon the mailing or filing thereof, copies of all financial statements, reports and proxy statements mailed to the Parent's shareholders; copies of all registration statements, periodic reports and other documents filed by the Parent with the Commission or any national securities exchange, provided, however, that so long as the Company delivers to the Bank a copy of the Parent's press release associated with each Form 8-K, the Company need not deliver the Form 8-K unless requested by the Bank; and copies of all registration statements relating to the Company's own securities and of all Financial and Operational Combined Uniform Single Reports filed by the Company with the Commission or any national securities exchange."

        5. Section 6.8 of the Credit Agreement is hereby amended by changing the required Tangible Net Worth of the Company from $100,000,000 to $125,000,000.

        6. Section 7.1(s) of the Credit Agreement is hereby amended by changing the required Tangible Net Worth of the Parent from $125,000,000 to $135,000,000.

        7. Section 1.1 of the Pledge Agreement is hereby amended by changing the figure "110%" to "100%".

        8. Upon and following the date of this Amendment, references in the Credit Agreement and the Pledge Agreement to "this Agreement" shall be deemed to refer to the Credit Agreement or Pledge Agreement, as amended by this Amendment.

        9. Except as amended hereby, all of the terms and conditions of the Credit Agreement and the Pledge Agreement shall remain in full force and effect.

        In witness whereof, the Bank and the Company have executed this Amendment as of the day and year first above written.

PIPER JAFFRAY INC.                          THE NORTHERN TRUST COMPANY


By   /s/ Deborah K. Roesler                 By   /s/ Christina L. Jakuc
     Deborah K. Roesler                          Christina L. Jakuc
     Chief Financial Officer                     Officer

                      FOURTH AMENDMENT TO CREDIT AGREEMENT


        This Amendment is made as of this 9th day of May, 1997, by and between First Bank National Association (the "Bank") and Piper Jaffray Inc. (the "Company").

        The Bank and the Company have made and entered into a Credit Agreement dated as of November 23, 1994, as amended by a First Amendment dated as of December 27, 1994, extended by the Bank's letter dated September 12, 1995, amended by a Second Amendment dated November 7, 1995, and amended by a Third Amendment dated as of March 27, 1996 (the "Credit Agreement").

        The Credit Agreement includes provisions setting loan pricing; procedures for obtaining Committed Loans; the Company's covenants concerning, among other things, maintenance of Tangible Net Worth and delivery of certain financial reports; and a requirement that the Company's parent, Piper Jaffray Companies Inc., maintain a specified Tangible Net Worth.

        The Bank, the Company and two other banks have also made and entered into a Pledge and Collateral Administration Agreement dated as of November 23, 1994 (the "Pledge Agreement").

        The Bank and the Company have agreed to amend the foregoing provisions of the Credit Agreement and the Bank has agreed to cease to be a Lender under the terms of the Pledge Agreement.

        Now, therefore, in consideration of the premises and of the mutual covenants and agreements hereinafter contained, the parties agree as follows:

        1. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Credit Agreement.

        2.  Section 1.1 of the Credit Agreement is hereby amended as follows:

               (a) The definition of "Agreement to Pledge" is amended to be and read as follows: "`Agreement to Pledge': An agreement substantially in the form of Exhibit A to the Fourth Amendment to this Agreement."

               (b) The definition of "Applicable Margin" is amended to provide that the Applicable Margin for Federal Funds Rate Advances shall be .45% per annum.

               (c) The definition of "Collateral Agreement" is amended to be and read as follows: "`Collateral Agreement': The Collateral Agreement between the Company and the Bank dated as of May 9, 1997."

               (d) The definition of "Collateral Value" is amended to be and read as follows: "`Collateral Value': At any time of determination, 80% of the amount determined by the Bank to be the Market Value of a Firm Security; provided, however, that the Collateral Value of any Firm Security that is not an Eligible Security shall be zero."

               (e) The definition of "Customer Securities Availability" is be amended to be and read as follows: "`Customer Securities Availability' has the meaning specified in Section 2.1(b)(i) or Section 2.1 (b)(ii), as applicable."

               (f) The definition of "Eligible Security" is amended to be and read as follows: "`Eligible Security': A Security that (a) is legally available to be pledged or hypothecated by the Company to the Bank, (b) is subject to (i) a validly perfected first priority security interest in favor of the Bank, (ii) no Lien, other than a Lien in favor of the Bank, and (iii) no adverse claims known to the Company which would impair the value of such Security as collateral, (c) is a DTC Debt Security, GNMA Security, Government Security, or DTC Equity Security with respect to which the Company is a qualified OTC market maker (as such term is used in Regulation U), (d) has not matured or been called prior to its stated maturity and is not in default, and (e) has not been deemed by the Bank in its sole discretion to be illiquid."

               (g) The definition of "GNMA Security" is amended to be and read as follows: "`GNMA Security' means a mortgage-backed Security which is
        (i) guaranteed by the Government National Mortgage Association, (ii) shown on the books of PTC, (iii) subject to the control of PTC, and (iv) registered in the name of PTC, another clearing corporation, or a nominee of either of them."

               (h) The definition of "Market Value" is amended to be and read as follows: "`Market Value': means, with respect to any Security, the final price bid for such Security on the Business Day immediately preceding the date of valuation of such Security, as determined by reference (a) in the case of DTC Equity Securities, DTC Debt Securities and Government Securities at DTC, to the DTC `Participant Terminal Services' system,
        (b) in the case of Government Securities (other than those held at DTC), to any securities pricing services that are regularly recognized in national financial markets, or, if no such pricing services are available on any Business Day, to the Wall Street Journal, and (c) in the case of GNMA Securities, to the pricing system provided by PTC."

               (i) The definition of "Pledged Securities" is amended to be and read as follows: "`Pledged Securities' means Securities subject to Agreements to Pledge or Securities that have been delivered and pledged to the Bank as provided by Section 3.2 of the Collateral Agreement."

               (j) The definitions of "Administrator," "Cash Collateral," "Collateral Pool," "Firm Collateral Agreement," "Lenders," "Liquidation Notice," "Pro Rata Share," and "Secured Obligations" are hereby deleted.

        3. Section 2.1 of the Credit Agreement is hereby amended to be and read as follows:

        "Section 2.1  The Commitment.

               2.1(a) Committed Loans. On the terms and subject to the conditions hereof, the Bank agrees to make loans (each a "Committed Loan" and, collectively, the "Committed Loans") to the Company on a revolving basis at any time and from time to time from the Closing Date to the Termination Date, during which period the Company may borrow, repay and reborrow in accordance with the provisions hereof; provided, that (a) the unpaid principal amount of outstanding Loans (inclusive of outstanding Discretionary Loans) shall not at any time exceed the Commitment Amount, and (b) the unpaid principal amount of outstanding Committed Loans shall not at any time exceed the Customer Securities Availability. Loans may be obtained and maintained, at the election of the Company but subject to the limitations hereof, as Federal Funds Rate Advances or Eurodollar Rate Advances or any combination thereof.

               2.1(b)  Committed Loan Borrowing Procedures.

                      (i) Procedures in the Absence of Hard Pledge  Notice.  The
               procedures in this clause 2.1(b)(i) shall apply so long as no notice pursuant to clause 2.1(b)(ii) (a "Hard Pledge Notice") has been given and is in effect. In addition to the procedures specified in Section 2.3 of this Agreement, on any day on which the Company has made a request for a Committed Loan, the Company will deliver to the Bank no later than 5:00 P.M. (Chicago time) an Agreement to Pledge covering Customers' Securities that upon delivery to the Bank must qualify as Eligible Securities with an attached list of such Customers' Securities stating the Market Value thereof. On any Business Day on which a Committed Loan remains outstanding as of 3:30 P.M. (Chicago time), the Company shall deliver to the Bank no later than 5:00 P.M. (Chicago time) a list of the Customers' Securities subject to the Agreement to Pledge that was delivered with the request for such Committed Loan, stating the Market Value thereof. By delivering each such list or Agreement to Pledge, the Company shall be deemed to grant the Bank a security interest in the listed Customers' Securities and to represent and covenant that: (i) the listed Securities are Eligible Securities; (ii) the listed Securities will not be sold, pledged or otherwise transferred to any person other than the Bank prior to 9:00 A.M. on the Business Day after the day on which the Company delivers the list to the Bank; (iii) the Company will, upon demand by the Bank, deliver to the Bank all Securities described in any such list then current, or (if such demand is made after 9:00 A.M. on the Business Day after the Bank's receipt of the most recent such list), other Customers' Securities acceptable to the Bank that are Eligible Securities with an aggregate Market Value at least equal to the aggregate Market Value of the listed Securities, and pledge those Securities to the Bank as security for all Committed Loans then outstanding; and (iv) any Securities listed in Agreements to Pledge in effect for fifteen consecutive calendar days will be delivered and pledged to the Bank by the Company as security for all Committed Loans then outstanding (as applicable on the first Business Day following that fifteenth consecutive day). So long as no Hard Pledge Notice is in effect, "Customer Securities Availability" means the sum of 80% of the Market Value of DTC Equity Securities, 90% of the Market Value of DTC Debt Securities and 95% of the Market Value of GNMA Securities and Government Securities subject to the then outstanding Agreements to Pledge.

                      (ii) Procedures when Hard Pledge Notice is in Effect.  The
               Bank may at any time in its sole discretion give notice (a "Hard Pledge Notice") to the Company that henceforth, until the Bank notifies the Company to the contrary, all outstanding Committed Loans are to be secured by a pledge of Customers' Securities. The procedures in this clause shall apply from the time a Hard Pledge Notice is given until the Bank, in its sole discretion, notifies the Company that it is again willing to make Committed Loans pursuant to clause 2.1(b)(i), above. If a Hard Pledge Notice is received at or before 11:00 o'clock A.M. on a Business Day, the Company shall deliver Securities to the Bank that Business Day in an amount (the "Required Amount") such that the Customer Securities Availability is equal to or greater than the amount of all outstanding Committed Loans, giving effect to any borrowings and repayments that day. If a Hard Pledge Notice is received by the Company after 11:00 o'clock A.M. on a Business Day, the Company shall use best efforts to deliver the Required Amount of Securities to the Bank that Business Day, and shall deliver the Required Amount of Securities no later than the time when it would have been required to deliver the Securities had the Hard Pledge Notice been received prior to 11:00 A.M. the next Business Day. If a Hard Pledge Notice is received at any time on a day that is not a Business Day, the Hard Pledge Notice shall be treated as having been received prior to 11:00 o'clock A.M. on the next Business Day. Thereafter, so long as the Hard Pledge Notice remains in effect, (i) the Company shall be obligated to deliver Securities to the Bank each Business Day in an amount sufficient so that the Customer Securities Availability at the end of such Business Day is equal to or greater than the then-outstanding Committed Loans, taking into account any new borrowings and repayments; (ii) provided that no Default or Event of Default then exists, the Bank shall be obligated to return cash or specific Securities to the Company upon written request delivered by the Company to the Bank on or before 3:30 o'clock P.M. on any Business Day, provided, that following any such return, the Customer Securities Availability is equal to or in excess of the outstanding Committed Loans, taking into effect any new borrowings and repayments; and (iii) the term "Customer Securities Availability" shall mean the sum of 80% of the Market Value of DTC Equity Securities, 90% of the Market Value of DTC Debt Securities and 95% of the Market Value of GNMA Securities and Government Securities that have been delivered or otherwise transferred to the Bank by the Company and remain subject to the Bank's security interest pursuant to this Section 2.1(b)(ii).

                      (iii) Method of Collateral Delivery. The Company shall deliver Securities to the Bank, when required pursuant to clause 2.1(b)(ii) in the following manner:


                             (A) In the  case  of DTC  Debt  Securities  and DTC
                      Equity Securities, by causing DTC to make all appropriate entries in its records identifying such Securities as being pledged to the Bank;

                             (B) In the case of Government Securities, by transfer of such Government Securities to one or more book entry accounts of the Bank at the Federal Reserve Bank of Minneapolis or, in the case of Government Securities at DTC, by causing DTC to make appropriate entries in its records identifying such Securities as being pledged to the Bank; and

                             (C) In the case of GNMA Securities, by the transfer
                      of such GNMA Securities to one or more "pledgee accounts" at PTC maintained by the Bank and specified by the Bank.

                      (iv) Method of Collateral Return. The Bank shall return Securities to the Company, when required, pursuant to clause 2.1(b)(ii), in the following manner:


                             (A) In the case of DTC Equity Securities,  DTC Debt
                      Securities and Government Securities maintained at DTC, by implementing a release of such Securities on the DTC system;

                             (B) In the case of Government Securities other than
                      Government Securities at DTC, by transfer of such Securities to a book entry account designated in writing to the Bank by the Company;

                             (C) In the case of GNMA Securities,  by transfer of
                      such GNMA Securities to one or more PTC accounts designated in writing from time to time to the Bank by the Company; and

                             (D) In the case of cash,  by wire  transfer  to the
                      Company's account, designated in writing from time to time by the Company.

        4. Section 2.3 of the Credit Agreement is hereby amended by adding a new sentence as follows, immediately following the first sentence of such Section:
"Each request by the Company for a Loan shall be deemed to include a representation that the Company has Eligible Securities available to pledge whose Market Value is sufficient such that, giving effect to the requested Loan and and the subsequent pledge of such Eligible Securities, the unpaid principal amount of outstanding Committed Loans will not exceed the Customer Securities Availability and the aggregate Collateral Value of pledged Firm Securities will equal or exceed the unpaid principal amount of outstanding Discretionary Loans."

        5. Section 2.10(a) of the Credit Agreement is hereby amended to be and read as follows:

               "2.10(a) At any time that the outstanding principal amount of the Customers' Securities Note exceeds the Customer Securities Availability, the Company shall immediately either (i) prepay the principal amount of the Customers' Securities Note in the amount of such excess, or (ii) if no Hard Pledge Notice is in effect, deliver a list of additional Customers' Securities whose Market Value is at least equal to such excess, or (iii) if a Hard Pledge Notice has been given and remains in effect, deliver additional Customers' Securities to the Bank whose Market Value is at least equal to such excess."

        6. Section 2.14 of the Credit Agreement is hereby amended by changing the Commitment Ending Date to May 8, 1998.

        7.  Section 3.2(d) of the Credit Agreement is hereby deleted.

        8. Section 5.1(h) of the Credit Agreement is hereby amended to be and read as follows:

        "(h) Promptly upon the mailing or filing thereof, copies of all financial statements, reports and proxy statements mailed to the Parent's shareholders; copies of all registration statements, periodic reports and other documents filed by the Parent with the Commission or any national securities exchange, provided, however, that so long as the Company delivers to the Bank a copy of the Parent's press release associated with each Form 8-K, the Company need not deliver the Form 8-K unless requested by the Bank; and copies of all registration statements relating to the Company's own securities and each Focus Report filed by the Company with the Commission or any national securities exchange."

        9. Section 6.8 of the Credit Agreement is hereby amended by changing the required Tangible Net Worth of the Company from $100,000,000 to $125,000,000.

        10. Section 7.1(s) of the Credit Agreement is hereby amended by changing the required Tangible Net Worth of the Parent from $125,000,000 to $135,000,000.

        11. It shall be a condition precedent to the effectiveness of this Fourth Amendment that the Company shall have executed and delivered the Collateral Agreement to the Bank. Upon delivery of the Collateral Agreement, the Collateral Agreement dated November 23, 1994, made by the Company for the benefit of the Bank shall be of no further force or effect.

        12. As soon as possible following the date of this Amendment, the Bank shall notify The Northern Trust Company pursuant to Section 3.1(a) of the Pledge Agreement that any credit extensions then outstanding which are secured by the Pledge Agreement have been paid and shall in addition send the notice contemplated by Section 12.1(c) of the Pledge Agreement to the effect that the Bank shall cease to be a Lender under the terms of the Pledge Agreement as of the date not more than 30 days following the effective date of this Amendment.

        13. Upon and following the date of this Amendment, references in the Credit Agreement to "this Agreement" shall be deemed to refer to the Credit Agreement, as amended by this Amendment.

        14. Except as amended hereby, all of the terms and conditions of the Credit Agreement shall remain in full force and effect.

        In witness whereof, the Bank and the Company have executed this Amendment as of the day and year first above written.

PIPER JAFFRAY INC.                      FIRST BANK NATIONAL ASSOCIATION


By   /s/ Deborah K. Roesler             By   /s/ Jose A. Peris
     Deborah K. Roesler                      Jose A. Peris
     Chief Financial Officer                 Senior Vice President/Division Head

By   /s/ Jennifer A. Olson-Goude
     Jennifer A. Olson-Goude
     Assistant Vice President /Assistant Treasurer

                              COLLATERAL AGREEMENT



        COLLATERAL  AGREEMENT,  dated May 9, 1997, made by PIPER JAFFRAY INC., a
Delaware   corporation  (the  "Company"),   in  favor  of  FIRST  BANK  NATIONAL
ASSOCIATION, a national banking association (the "Bank").


        WHEREAS the Company has entered into a credit agreement with the Bank (the "Credit Agreement") which provides, among other things, for credit facilities made available to the Company by the Bank; and


        WHEREAS it is a condition precedent to the Bank's making any Loans under the Credit Agreement after the date hereof that the Company shall execute and deliver to the Bank this Collateral Agreement.


        NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter and in the Credit Agreement set forth, the parties hereto hereby agree as follows:

ARTICLE I
DEFINITIONS
1.1 Terms used in Credit Agreement. Capitalized terms used in this Collateral Agreement and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.
1.2 Pledged  Securities.  The  term  "Pledged
Securities" means Customers' Securities and Firm Securities listed by theCompany pursuant to Section 2.1 or Section 2.2 of the Credit Agreement (whetherattached to an Agreement to Pledge or delivered on a day on which a Loan remains outstanding) and all Customers' Securities and Firm Securities delivered to,deposited with, transferred to or otherwise put in the possession or control of the Bank. Securities that are so listed or delivered to the Bank shall remain "Pledged Securities" thereafter until they are released or replaced pursuant to a provision of the Credit Agreement or this Collateral Agreement.

ARTICLE II
REPRESENTATION OF THE COMPANY

    The Company hereby represents that any Pledged Securities will be Eligible Securities at the time they are listed by the Company pursuant to Section 2.1 or
Section 2.2 of the Credit Agreement and at all times that they remain Pledged Securities. The Company will defend the Pledged Securities against all claims or demands of all persons (other than the Bank) claiming the Pledged Securities or any interest therein.

ARTICLE III
COLLATERAL
3.1 Pledge,  assignment  and grant of  security  interest.  As security  for its collective obligations under the Note(s), the Credit Agreement and this Collateral Agreement, now existing or hereafter arising, however evidenced, the Company hereby grants, bargains, pledges, assigns, transfers, conveys and sets over to the Bank a first priority security interest in all of the Company's right, title and interest in, to and under (a) all Pledged Securities; (b) all additions to and substitutions for the Pledged Securities; (c) all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all Pledged Securities; (d) all proceeds and collections derived from or in connection with such Pledged Securities; and (e) all powers and rights of the Company, including rights of enforcement, under such Pledged Securities. The Bank shall have all of the rights, remedies and recourses with respect to the Pledged Securities afforded a secured party, in addition to, and not in limitation of, the other rights, remedies and recourses afforded the Bank under this Agreement and the Credit Agreement.
3.2 Delivery of Pledged Securities.  The Company shall: (a) at all times maintain Pledged Securities available for delivery and pledge to the Bank as required by Section 2.1 and Section 2.2 of the Credit Agreement; and (b) actually deliver and pledge Pledged Securities to the Bank immediately upon demand, as required by Section 2.1(b)(ii) or Section 2.2(b)(iii) of the Credit Agreement and, whether or not demand is made, as required by Section 2.2(b)(iv). Upon such demand, or when otherwise required in accordance with the Credit Agreement, the Company shall deliver to the Bank or its agent all Pledged Securities in a manner permitted by the UCC. The Company shall also deliver to the Bank, with respect to any Pledged Security other than a bearer instrument, any necessary or appropriate stock powers, endorsements or assignments thereof, in form and substance satisfactory to the Bank. The Company will at any time or times hereafter execute and deliver such other documents and perform such other acts as the Bank may reasonably request to establish, maintain, perfect and enforce the Bank's security interest in the Pledged Securities and rights under this Agreement, including, without limitation, financing statements executed by the Company and naming the Company as debtor.
3.3 Hypothecation   Rule.   Notwithstanding  any  contrary  provision  of  this
Collateral Agreement or of any of the Loan Documents, the Bank's security interest in Customers' Securities shall secure only the Company's obligations under the Customers' Securities Note and the Bank's security interest in Firm Securities shall secure all the Company's obligations under the Firm Securities Note, the Credit Agreement and this Collateral Agreement, but not the Customers' Securities Note. The Bank will assure that Customers' Securities are not commingled with Firm Securities in a manner that may violate SEC Rules 8c-1 or 15c-3; provided, however, that (i) when the Company delivers any list of Securities or delivers any Securities pursuant to Section 2.1 or Section 2.2 of the Credit Agreement, the Company shall represent whether the listed or delivered Securities are Customers' Securities or Firm Securities, and (ii) the Bank may rely without inquiry upon such representations and upon the terms of any Agreements to Pledge delivered by the Company in determining whether Pledged Securities are Firm Securities or Customers' Securities.
3.4 Covenants of the Company. The Company hereby agrees:
(a) not to perform or fail to perform any act, if such performance or failure to perform would encumber, pledge or hypothecate any Pledged Securities or in any manner impair the security intended to be afforded thereby;
(b) to pay all taxes and other impositions lawfully levied, assessed or imposed against the Pledged Securities, or upon or against the creation, perfection or continuance of the security interest created hereby;
(c) to conform to and comply with each and every requirement imposed by governmental authority with respect to the Pledged Securities;
(d) to do all things required to preserve the security interest in the Pledged Securities created by this Agreement as a perfected first and prior security interest, and to preserve and protect its title to the Pledged Securities against loss by foreclosure or other proceedings to enforce any security interest prior to or on a parity with the security interest held by the Bank hereunder; and
(e) at any time during the continuance of any Event of Default, upon request by the Bank, to deliver to the Bank all notices, financial statements, reports or other communications received by the Company as owner of any Pledged Securities.
3.5 Release and Substitution of Pledged Securities. Except as explicitly provided herein and in the Credit Agreement, the Company shall have no right to substitute other Securities for any Pledged Securities (unless the substitution would cause the aggregate market value of all Pledged Securities to increase), nor to withdraw such Pledged Securities.
3.6 Income from Pledged Securities; voting rights. Unless there shall have occurred and be continuing an Event of Default (as defined in Section 4.1 hereof), the Company shall be entitled to exercise any voting rights or other powers relating or pertaining to the Pledged Securities for any purpose not inconsistent with this Agreement, the Company shall have the right to receive and retain, for its own use and benefit, all income and receipts from the Pledged Securities, and the Bank shall pay to the Company all such income and receipts received or collected by the Bank. Upon the occurrence and during the continuance of an Event of Default, the Bank shall have the sole and exclusive right and authority to exercise such voting rights and other powers and to receive and retain all income and receipts payable thereon or with respect thereto, and the Company shall promptly pay over to the bank all income and receipts from the Pledged Securities received or collected by the company from and after the date of the Event of Default, and the same shall constitute a part of the collateral subject to this Agreement (and may, in the case of cash proceeds, be applied to the debts secured hereby).

ARTICLE IV
DEFAULTS AND REMEDIES
4.1 Events of Default. Either of the following occurrences shall constitute an Event of Default hereunder:
(a) the  occurrence  of an Event of Default  under
Section 7.1 of the Credit Agreement; or
(b) any failure by the Company to comply
with the terms of this Agreement.
4.2 Remedies. Upon the occurrence and during the continuance of any Event of Default, the Bank may at its option take any one or more of the following steps:
(a) by mandamus or other suit, action or proceeding, at law or in equity, obtain orders requiring the Company to perform its covenants and obligations under this Agreement or enjoining any acts or things that may be unlawful or in violation of the rights of the Bank;
(b) have access to and inspect, examine and make copies of all of the books and records and any and all accounts and similar data of the Company relating to the Pledged Securities;
(c) exercise any of the remedies available to a secured party under the UCC with respect to the Pledged Securities, including any remedy referred to in Section
4.3 hereof; and
(d) take whatever other action at law or in equity may appear necessary or desirable to collect the payments due hereunder or under the Notes or the Credit Agreement and any other monetary obligation of the Company hereunder or thereunder then due, or to enforce any obligation, covenant or agreement of the Company under this Agreement, the Notes or the Credit Agreement.
4.3 Disposition of Pledged Securities. Upon the occurrence and continuation of any Event of Default, the Bank may, without any demand of any kind, advertisement, notice to or consent of the Company or any other person (all of which are, to the extent permitted by law, hereby expressly waived), collect or otherwise convert into money the whole or any portion of or interest in the Pledged Securities, and sell, assign and deliver or otherwise dispose of or liquidate the whole or any portion of or interest in the Pledged Securities in such manner, at any exchange, brokers' board or elsewhere, at such prices and upon such terms and conditions as the Bank may deem reasonable and proper; provided, however, that all such dispositions must be made in a commercially reasonable manner and in good faith, as required by UCC.

    At any such sale, any Pledged Securities or any portion thereof or interest therein may be sold as an entirety or in separate parcels, as the Bank may (in its sole discretion) determine. The Bank shall not be obligated to make any sale of the Pledged Securities if it shall determine not to do so, regardless of the fact that notice of sale of the Pledged Securities may have been given. The Bank may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case sale of all or any portion of the Pledged Securities is made on credit or for future delivery, the Pledged Securities or such portion so sold may be retained by the Bank until the sale price is paid by the purchaser or purchasers thereof, but the Bank shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Pledged Securities or such portion so sold and, in case of any such failure, such Pledged Securities or such portion may be sold again upon like notice.

    At any public sale, the Bank may bid for or purchase, free (to the extent permitted by law) from any right of redemption, stay and appraisal on the part of the Company (all said rights being also hereby waived and released to the extent permitted by law), any portion of or interest in or all the Pledged Securities offered for sale and may make payment on account thereof by using any portion of the obligations secured hereby, as a credit against the purchase price, and the Bank may, upon compliance with the terms of the sale, hold, retain and dispose of such property without further accountability to the Company therefor. For purposes hereof, a written agreement to purchase all or any portion of or interest in the Pledged Securities shall be treated as a sale thereof and the Bank shall be free to carry out such sale pursuant to such agreement and the Company shall not be entitled to the return of the Pledged Securities or any portion thereof subject thereto, notwithstanding the fact that after the Bank shall have entered into such agreement all obligations and liabilities secured hereby may have been paid in full. As an alternative to exercising the power of sale herein conferred upon it, the Bank may proceed by suit or suits at law or in equity to foreclose its security interest and sell the Pledged Securities or any portion thereof pursuant to judgment or decree of a court or courts having competent jurisdiction.

    In the event of sale, collection or conversion into money of any Pledged Securities or any portion thereof or interest therein, the Bank, after first deducting the ordinary and reasonable costs and expenses relating thereto, shall apply the balance of such proceeds to the amounts owed to the Bank under the Firm Securities Note, the Customers' Securities Note and the Credit Agreement. If such application leaves any surplus, such surplus shall be paid to the Company.

    Upon consummation of any such sale, the Bank shall have the right to assign, transfer, endorse and deliver to the purchaser or purchasers thereof such Pledged Securities, or any portion thereof or any interest therein, so sold. Each such purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of the Company, and the Company hereby waives (to the extent permitted by law) all rights of redemption, stay and/or appraisal which the Company now has or may at any time in the future have under the rule of law or statute now existing or hereafter enacted. The Company acknowledges that the Pledged Securities are of a type customarily sold on a recognized market and that no notice of intended sale or disposition thereof need be given to the Company under the UCC.

    The Bank shall not incur any liability as a result of the sale of the Pledged Securities or any portion thereof or interest therein at any private sale in a manner which is commercially reasonable (within the meaning of the UCC). The Company hereby waives any claims against the Bank arising by reason of the fact that the price at which the Pledged Securities may have been sold at such sale was less than the price which might have been obtained at a public sale or was less than the aggregate amount of the obligations and liabilities secured thereby, even if the Bank accepts the first offer received and does not offer any portion of the Pledged Securities to more than one possible purchaser. Without limiting the generality of the foregoing, the provisions of this paragraph would apply if, for example, the Bank were to place all or any portion of the Pledged Securities for private placement by an investment banking firm, or if such investment banking firm purchased all or any portion of the Pledged Securities for its own account or if the Bank placed all or any portion of the Pledged Securities privately with a purchaser or purchasers.

    Any duty of care imposed by law on the Bank with respect to Pledged Securities shall be deemed fulfilled if the Bank exercises reasonable care in physically safekeeping such Pledged Securities or, in the case of Pledged Securities in the custody or possession of a bailee or third person, exercises reasonable care in the selection of the bailee or third person, and the Bank need not otherwise preserve, protect, insure or care for any Pledged Securities. The Bank shall be deemed to have exercised reasonable care in the custody and preservation of Pledged Securities in its possession if the Pledged Securities are accorded treatment substantially equal to that which the Bank accords its own property. The Bank shall not be obligated to preserve any rights the Company may have against prior parties, nor to realize on the Pledged Securities at all or in any particular manner or order. The Bank shall not be liable for any failure to collect or realize upon the obligations secured hereby or any collateral security therefor, or any part thereof, or for any delay in so doing, nor shall it be under any obligation to take any action whatsoever with respect thereto. Prior to the Bank's foreclosure of its security interest, the Company and not the Bank shall have full responsibility for (a) ascertaining or taking action with respect to calls, maturities, conversions, tenders or other matters relative to the Pledged Securities or any portion thereof, whether or not the Bank has or is deemed to have knowledge of such matters, or (b) taking any necessary steps to preserve rights against any parties with respect to the Pledged Securities or any portion thereof (provided, however, that the Bank shall pass on to the Company any notices of any event described in this sentence that are actually received by the Bank, and the Bank shall follow any instructions received from the Company with respect to such events that do not impose costs on the Bank or reduce the value of the Pledged Securities). If any notification of intended disposition of any of the Pledged Securities is required by law, such notification shall be deemed reasonably and properly given if mailed at least ten (10) days before such disposition, postage prepaid, addressed to the Company at the address shown below.

    At any sale of the Pledged Securities, the Bank may restrict the prospective bidders or purchasers to purchasers who agree to take the Pledged Securities for investment and not with the view to distribution and who will agree to the imposition of restrictive legends on any certificates or other documents representing the Pledged Securities, and the Bank has the right to arrange for a sale which would otherwise qualify as exempt from registration under the Securities Act of 1933. The Company acknowledges that questions may arise under the Securities Act of 1933, as now or hereafter in effect, or any similar statute hereafter enacted analogous in purpose or effect (such Act and any such similar statute as may from time to time in effect being hereinafter called the "Federal Securities Laws"), with respect to any disposition of the Pledged Securities. The Company understands that compliance with the Federal Securities Laws may strictly limit the course of conduct of the Bank if the Bank were to attempt to dispose of all or any portion of the Pledged Securities, and may also limit the extent to which or the manner in which any subsequent transferee of the Pledged Securities or any portion thereof may dispose of the same. There may be other legal restrictions or limitations affecting the Bank in any attempts to dispose of all or any portion of the Pledged Securities under applicable blue sky or other securities law or similar laws analogous in purpose or effect. The Company agrees that private sales made in compliance with applicable federal and state securities law shall be deemed to have been made in a commercially reasonable manner.

4.4 Remedies not exclusive. No remedy conferred herein or reserved to the Bank is intended to be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute.
4.5 Restoration of rights and remedies. If the Bank has instituted any proceeding to enforce any right or remedy under this Agreement, the Notes or the Credit Agreement and such proceeding has been discontinued or abandoned for any reason or has been determined adversely to the Bank, then and in every such case the Company and the Bank shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Bank shall continue as though no such proceeding had been instituted.
4.6 Delay or omission not waiver. The failure of the Bank either to exercise any right or remedy provided hereunder, under the Notes or under the Credit Agreement upon an Event of Default or to exercise any such right or remedy promptly shall not impair any such right or remedy or constitute a waiver of any such Event of Default. Every right and remedy given by this Article IV or by law to the Bank may be exercised from time to time, and as often as may be deemed expedient, by the Bank.

ARTICLE V
MISCELLANEOUS
5.1 Term of Agreement. This Agreement shall be valid and enforceable from the date of execution and delivery hereof until the later of (a) the Commitment Ending Date, or (b) the date on which all of the Company's obligations under the Notes, the Credit Agreement and this Collateral Agreement have been paid in full. On the later of such dates, the Bank shall deliver to the Company all of the Pledged Securities then remaining in the possession of the Bank, together with any instrument requested by the Company indicating that the Bank no longer retains a lien on, security interest in or right to such Pledged Securities and shall instruct the issuer or registrar for any Pledged Securities to register the Pledged Securities in the name of the Company, all without recourse upon, or warranty by the Bank and at the cost and expense of the Company.
5.2 Amendment. This Agreement may be amended only by an instrument in writing executed by the duly authorized representatives of the Bank and the Company.
5.3 Notice. All notices, demands and requests to be given or made hereunder shall be in writing and shall be mailed, telegraphed or hand-delivered to the respective addresses set out on the signature page hereof or, as to each party, at such other address as shall be designated by that party in a written notice to the other party. Mailed notice shall be effective when deposited in the mail.
5.4 Governing law. This Agreement shall be governed by and construed in accordance with the laws of the State of Minnesota.
5.5 Headings. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a party of this Agreement for any other purpose.

    IN WITNESS WHEREOF, the Bank and the Company have caused this Agreement to be duly executed by their duly authorized officers as of the date first written hereinabove.


ADDRESS:                       PIPER JAFFRAY INC.


Piper Jaffray Tower            By   /s/ Deborah K. Roesler
P.O. Box 28                         Deborah K. Roesler
Minneapolis, MN 55440               Chief Financial Officer



                               By   /s/ Jennifer A. Olson-Goude
                                    Jennifer A. Olson-Goude
                                    Assistant Vice President/Assistant Treasurer



                               FIRST BANK NATIONAL ASSOCIATION


                               By   /s/ Jose A. Peris
                                    Jose A. Peris
                                    Senior Vice President/Division Head

                        FIRST AMENDMENT TO LOAN AGREEMENT


         This FIRST AMENDMENT TO LOAN AGREEMENT (this "Amendment"), made and entered into as of April 1, 1997, is by and between Piper Jaffray Companies Inc., a corporation organized under the laws of the State of Delaware (the "Borrower"), and First Bank National Association, a national banking association (the "Bank").

                                    RECITALS

         1. The Bank and the Borrower entered into a Loan Agreement dated as of August 27, 1996 (the "Loan Agreement") pursuant to which the Bank made a term loan to the Borrower in the amount of $30,000,000 (the "Term Loan"); and

         2. The outstanding principal balance of the Term Loan is $15,000,000;
and

         3. The Borrower has requested that the Bank provide to the Borrower a committed revolving credit facility in the amount of $15,000,000, with the initial advance thereunder to be used to pay the Term Loan in full; and

         4. The Bank has agreed to provide such revolving credit facility to the Borrower and to make amendments to the Loan Agreement to provide for the same and to make certain other amendments to the Loan Agreement requested by the Borrower, upon the terms and subject to the conditions set forth in this Amendment.

                                    AGREEMENT

         NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby covenant and agree to be bound as follows:

         Section 1. Capitalized Terms. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Loan Agreement, unless the context shall otherwise require.

         Section 2. Amendments. The Loan Agreement is hereby amended as follows:

                  2.1 Definitions. The definitions of "Adjusted Eurodollar Rate," "Advance," "Applicable Margin," "Eurodollar Rate," "Eurodollar Rate Advance," "Interest Period," "Loan Documents," "Obligations," "PJI Credit Agreement," "Term Loan," and "Term Note" contained in Section1.1 of the Loan Agreement are amended to read in their entireties as follows:

                           "Adjusted Eurodollar Rate":  The Adjusted Fixed
                  Eurodollar Rate or the Adjusted Floating Eurodollar Rate.

                           "Advance":  Any portion of the outstanding  Revolving
                  Loans by the Bank as to which one of the available interest rate options and, if pertinent, an Interest Period, is applicable. An Advance may be a Eurodollar Rate Advance or a Reference Rate Advance.

                           "Applicable Margin":  With respect to:

                                    (a)      Reference Rate Advances -- 0%.

                                    (b)      Eurodollar Rate Advances -- 1.00%

                           "Eurodollar  Rate":  With respect to each  Eurodollar
                  Rate Advance on any date of determination, the average offered rate for deposits in United States dollars (rounded upward, if necessary to the nearest 1/16th of 1%) for delivery of such deposits on such date, for one month, in the case of a Floating Eurodollar Advance or the number of days in the
                  Interest  Period  in  the  case  of a  Fixed  Eurodollar  Rate
                  Advance, which appears on the Reuters Screen LIBO page of 11:00a.m., London time (or such other time as of which such rate appears) two Eurodollar Business Days prior to such date, or the rate for such deposits determined by the Bank at such time based on such other published service of general application as shall be selected by the Bank for such purpose; provided, that in lieu of determining the rate in the foregoing manner, the Bank may determine the rate based on rates at which United States dollar deposits are offered to the Bank in the interbank Eurodollar market at such time for delivery in Immediately Available Funds on such date in an amount approximately equal to the Advance by the Bank to which such Interest Period is to apply (rounded upward, if necessary, to the nearest 1/16 of 1%). "Reuters Screen LIBO page" means the display designated as page "LIBO" on the Reuters Monitor Money Rate Screen (or such other page as may replace the LIBO page on such service for the purposes of displaying London interbank offered rates of major banks for United States dollar deposits).

                           "Eurodollar Rate Advance":  A Fixed Eurodollar Rate
                  Advance or a Floating Eurodollar Rate Advance.

                           "Interest   Period":   With  respect  to  each  Fixed
                  Eurodollar Rate Advance, the period commencing on the date of such Advance or on the last day of the immediately preceding Interest Period, if any, applicable to an outstanding Advance and ending one month or two months thereafter, as the Borrower may elect in the applicable notice of borrowing, continuation or conversion; provided, that

                                    (a) Any Interest Period that would otherwise
                           end on a day which is not a Eurodollar Business Day shall be extended to the next succeeding Eurodollar Business Day unless such Eurodollar Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Eurodollar Business Day;

                                    (b) Any  Interest  Period that begins on the
                           last Eurodollar Business Day of a calendar month (or a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Eurodollar Business Day of a calendar month; and

                                    (c)  Any  Interest  Period  applicable  to a
                           Fixed Eurodollar Rate Advance that would otherwise end after the Termination Date, shall end on the Termination Date.

                           "Loan Documents":  This Agreement and the Revolving
                  Note.

                           "Obligations":  The Borrower's obligations in respect
                  of the due and punctual payment of principal and interest on the Revolving Note, when and as due, whether by acceleration or otherwise and all fees, expenses, indemnities, reimbursements and other obligations of the Borrower under this Agreement or any other Loan Document, in all cases whether now existing or hereafter arising or incurred.

                           "PJI Credit Agreement": That certain Credit Agreement
                  dated as of November 23, 1994 between the Bank and PJI, as the same may be amended from time to time.

                           "Term Loan": The term loan in the original  principal
                  amount of $30,000,000 made to the Borrower by the Bank and evidenced by the Term Note.

                           "Term  Note":  That  certain  promissory  note  dated
                  September 27, 1996 in the original principal amount of $30,000,000 made by the Borrower payable to the order of the Bank.
                  Section 1.1 of the Loan Agreement is further amended by deleting the definitions "Maturity," "Security Documents," and "Term Loan Commitment," in their entireties.

                  Section 1.1 of the Loan Agreement is further amended by adding the definitions of "Adjusted Fixed Eurodollar Rate," "Adjusted Floating Eurodollar Rate," "Facility Fee," "First Amendment," "Fixed Eurodollar Rate Advance," "Floating Eurodollar Rate Advance," "Revolving Commitment," "Revolving Commitment Amount," "Revolving Loan," "Revolving Loan Date," "Revolving Note," and "Termination Date" thereto in correct alphabetical order:

                                    "Adjusted  Fixed  Eurodollar   Rate":   With
                           respect to each Interest Period applicable to a Fixed Eurodollar Rate Advance, the rate (rounded upward, if necessary, to the next one hundredth of one percent) determined by dividing the Eurodollar Rate as of the first day of such Interest Period by 1.00 minus the Eurodollar Reserve Percentage.

                                    "Adjusted Floating  Eurodollar Rate": On any
                           date of determination, the rate (rounded upward, if necessary, to the next one-hundredth of one percent) determined by dividing the Eurodollar Rate on such date by 1.00 minus the Eurodollar Reserve Percentage.

                                    "Facility Fee":  As defined in Section2.9.

                                    "First   Amendment":   That  certain   First
                           Amendment to Loan Agreement dated as of April 1, 1997 between the Borrower and the Bank.

                                    "Fixed Eurodollar Rate Advance":  An Advance
                           with respect to which the interest rate is determined by reference to the Adjusted Fixed Eurodollar Rate.

                                    "Floating   Eurodollar  Rate  Advance":   An
                           Advance with respect to which the interest rate is determined by reference to the Adjusted Floating Eurodollar Rate.

                                    "Revolving  Commitment":  The  obligation of
                           the Bank to make Revolving Loans to the Borrower in an aggregate principal amount outstanding at any time not to exceed the Revolving Commitment Amount upon the terms and subject to the conditions and limitations of this Agreement.
                                    "Revolving Commitment Amount":  Initially
                           $15,000,000 but as the same may be reduced from time to time pursuant to Section 2.8.

                                    "Revolving Loan": As defined in Section 2.1.

                                    "Revolving Loan Date": The date of the
                           making of any Revolving Loan hereunder.

                                    "Revolving Note": A promissory note of the
                           Borrower in the form of Exhibit A-1.

                                    "Termination  Date":  The  earliest  of  (a)
                           March31, 1998, (b) the date on which the Revolving Commitment is terminated pursuant to Section 7.2 hereof  or  (c)  the  date  on  which  the  Revolving
                           Commitment  Amount is  reduced  to zero  pursuant  to
                           Section 2.8 hereof.

                  2.2 Terms of Lending. Article II of the Loan Agreement is amended to read in its entirety as follows:

                                   ARTICLE II

                                TERMS OF LENDING

                           Section 2.1 The  Revolving  Commitment.  On the terms
                  and subject to the conditions hereof, the Bank agrees to make loans (each, a "Revolving Loan" and, collectively, the "Revolving Loans") to the Borrower on a revolving basis at any time and from time to time from April 1, 1997 to the Termination Date, during which period the Borrower may borrow, repay and reborrow in accordance with the provisions hereof, provided, that the unpaid principal amount of outstanding Revolving Loans shall not at any time exceed the Revolving Commitment Amount. Revolving Loans may be obtained and maintained, at the election of the Borrower but subject to the limitations hereof, as Reference Rate Advances or Eurodollar Rate Advances or any combination thereof.

                           Section 2.2 Procedure for Revolving Loans.

                           2.2(a) Any  request by the  Borrower  for a Revolving
                  Loan hereunder shall be in writing or by telephone and must be given so as to be received by the Bank not later than 12:00 Noon (Minneapolis time) two Eurodollar Business Days prior to the requested Revolving Loan Date if the Revolving Loan (or any portion thereof) is requested as a Fixed Eurodollar Rate Advance and not later than 12:00 Noon (Minneapolis time) on the requested Revolving Loan Date if the Revolving Loan is requested as a Floating Eurodollar Rate Advance or a Reference Rate Advance. Each request for a Revolving Loan hereunder shall be irrevocable and shall be deemed a representation by the Borrower that on the requested Revolving Loan Date and after giving effect to the requested Revolving Loan the applicable conditions specified in the First Amendment, with respect to the initial Revolving Loan, and the conditions specified in Section 2.2(b) in the case of all Advances, have been and will be satisfied. The initial Revolving Loan shall be deemed to have been made on April 1, 1997 in the amount of, and applied in payment of, the outstanding principal balance of and all accrued and unpaid interest on and fees relating to the Term Loan as of such date and shall be deemed to have been a Floating Eurodollar Rate Advance unless and until converted to a Fixed Eurodollar Rate Advance or a Reference Rate Advance subsequent to the effectiveness of the First Amendment. Each request for a Revolving Loan hereunder shall specify (i) the requested Revolving Loan Date, (ii) the amount of the
                  Revolving Loan to be made on such date which shall be in a minimum amount of $100,000, provided that any Revolving Loan requested as a Eurodollar Rate Advance must in a minimum amount of $100,000 or, if more, an integral multiple thereof,
                  (iii)whether such Revolving Loan is to be funded as a Reference Rate Advance, a Fixed Eurodollar Rate Advance or a Floating Eurodollar Rate Advance (and, if such Revolving Loan is to be made with more than one applicable interest rate choice, specifying the amount to which each interest rate choice is applicable) and (iv) in the case of a Fixed Eurodollar Rate Advance, the duration of the initial Interest Period applicable thereto. The Bank may rely on any telephone request for a Revolving Loan hereunder which it believes in good faith to be genuine; and the Borrower hereby waives the right to dispute the Bank's record of the terms of such telephone request. Unless the Bank determines that any applicable condition specified in the First Amendment with respect to the initial Revolving Loan, and the conditions specified in Section 2.2(b) in the case of all Advances, has not been satisfied, the Bank will make available to the Borrower at the Bank's principal office in Minneapolis, Minnesota in Immediately Available Funds not later than 5:00p.m. (Minneapolis time) on the requested Revolving Loan Date the amount of the requested Revolving Loan.

                           2.2(b)  Conditions  Precedent to all Revolving Loans.
                  The obligation of the Bank to make any Revolving Loans hereunder (including the initial Revolving Loan) shall be subject to the fulfillment of the following conditions:

                                    (i)  Representations  and  Warranties.   The
                           representations and warranties contained in Article IV shall be true and correct on and as of the Closing Date and on the date of each Revolving Loan, with the same force and effect as if made on such date.

                                    (ii) No  Default.  No  Default  or  Event of
                           Default shall have occurred and be continuing on the Closing Date and on the date of each Revolving Loan or will exist after giving effect to the Revolving Loan made on such date.

                                    (iii)Notices and  Requests.  The Bank shall
                           have  received  the   Borrower's   request  for  such
                           Revolving Loan as required under Section 2.2(a).

                           Section 2.3 The Revolving  Note. The Advances shall
                  be evidenced by a single Revolving Note payable to the order of the Bank in a principal amount equal to the Revolving Commitment Amount originally in effect. The Bank shall enter in its ledgers and records the amount of each Revolving Loan, the various Advances made, converted or continued and the payments made thereon, and the Bank is authorized by the Borrower to enter on a schedule attached to the Revolving Note a record of such Revolving Loans, Advances and payments; provided, however that the failure by the Bank to make any such entry or any error in making such entry shall not limit or otherwise affect the obligation of the Borrower hereunder and on the Revolving Note, and, in all events, the principal amounts owing by the Borrower in respect of the Revolving Note shall be the aggregate amount of all Revolving Loans made by the Bank less all payments of principal thereof made by the Borrower.

                           Section 2.4 Conversions  and  Continuations.  On the
                  terms and subject to the limitations hereof, the Borrower shall have the option at any time and from time to time to convert all or any portion of the Advances into Reference Rate Advances, Fixed Eurodollar Rate Advances, or Floating Eurodollar Rate Advances, or to continue a Fixed Eurodollar Rate Advance as such; provided, however that a Fixed Eurodollar Rate Advance may be converted or continued only on the last day of the Interest Period applicable thereto and no Advance may be converted to or continued as a Eurodollar Rate Advance if a Default or Event of Default has occurred and is continuing on the proposed date of continuation or conversion. Advances may be converted to, or continued as, Eurodollar Rate Advances only in integral multiples of $100,000. The Borrower shall give the Bank written notice of any continuation or conversion of any Advances and such notice must be given so as to be received by the Bank not later than 12:00 Noon (Minneapolis time) two Eurodollar Business Days prior to requested date of conversion or continuation in the case of the continuation of, or conversion to, Fixed Eurodollar Rate Advances and on the date of the requested conversion to Floating Eurodollar Rate Advances or Reference Rate Advances. Each such notice shall specify (a) the amount to be continued or converted, (b) the date for the continuation or conversion (which must be (i) the last day of the preceding Interest Period for any continuation or conversion of Fixed Eurodollar Rate Advances, and (ii) a Eurodollar Business Day in the case of continuations as or conversion to Fixed Eurodollar Rate Advances and a Business Day in the case of conversions to Floating Eurodollar Rate Advances or Reference Rate Advances), and (c) in the case of conversions to or continuations as Fixed Eurodollar Rate Advances, the Interest Period applicable thereto. Any notice given by the Borrower under this Section shall be irrevocable. If the Borrower shall fail to notify the Bank of the continuation of any Fixed Eurodollar Rate Advances within the time required by this Section, such Advances shall, on the last day of the Interest Period applicable thereto, automatically be converted into Reference Rate Advances of the same principal amount.

                           Section 2.5 Interest Rates, Interest Payments and
                  Default Interest. Interest shall accrue and be payable on the Revolving Loans as follows:

                                    (a)  Subject to  paragraph  (d) below,  each
                           Fixed Eurodollar Rate Advance shall bear interest on the unpaid principal amount thereof during the Interest Period applicable thereto at a rate per annum equal to the sum of (i) the Adjusted Fixed Eurodollar Rate for such Interest Period, plus (ii) the Applicable Margin.

                                    (b)  Subject  to  paragraph(d)  below,  each
                           Floating Eurodollar Rate Advance shall bear interest on the unpaid principal amount thereof at a varying rate per annum equal to the sum of (i)the Adjusted Floating Eurodollar Rate plus (ii)the Applicable Margin.

                                    (c)  Subject to  paragraph  (d) below,  each
                           Reference Rate Advance shall bear interest on the unpaid principal amount thereof at a varying rate per annum equal to the sum of (i) the Reference Rate, plus (ii) the Applicable Margin.

                                    (d) Any Advance not paid when due (including
                           on acceleration) shall, at the option of the Bank, bear interest until paid in full (i) during the balance of any Interest Period applicable to such Advance, at a rate per annum equal to the sum of the rate applicable to such Advance during such Interest Period plus 2.0%, and (ii) otherwise, at a rate per annum equal to the sum of (1) the Reference Rate, plus (2) the Applicable Margin for Reference Rate Advances, plus (3) 2.0%.

                                    (e)  Interest  shall  be  payable  (i)  with
                           respect to each Fixed Eurodollar Rate Advance having an Interest Period of sixty days or less, on the last day of the Interest Period applicable thereto; (ii) with respect to each Reference Rate Advance and Floating Eurodollar Rate Advance, monthly in arrears on the last day of each such month; (iii) with respect to all Advances, upon any permitted prepayment (on the amount prepaid); and (iv)with respect to all Advances, on the Termination Date; provided that interest under Section2.5(d) shall be payable on demand.

                           Section 2.6 Repayment and Mandatory  Prepayment.  The
                  unpaid principal amount of all Advances, together with all accrued and unpaid interest thereon, shall be due and payable on the Termination Date. If at any time the unpaid principal balance of the Revolving Note exceeds the Revolving Commitment Amount, the Borrower shall immediately repay to the Bank the amount of such excess. Any such payments shall be applied first against Reference Rate Advances and Floating Eurodollar Rate Advances and then to Fixed Eurodollar Rate Advances in order starting with the Fixed Eurodollar Rate Advances having the shortest time to the end of the applicable Interest Period.

                           Section 2.7 Optional  Prepayments.  The Borrower may
                  prepay Reference Rate Advances or Floating Eurodollar Rate Advances, in whole or in part, at any time, without premium or penalty. Any such prepayment must be accompanied by accrued and unpaid interest on the amount prepaid. Each partial prepayment shall be in a minimum amount of $100,000 or, if more, an integral multiple thereof. Except upon an acceleration following an Event of Default or upon termination of the Revolving Commitment in whole, the Borrower may pay Fixed Eurodollar Rate Advances only on the last day of the Interest Period applicable thereto. Amounts paid (unless following an acceleration or upon termination of the Revolving Commitment in whole) or prepaid on Advances under this Section
                  2.7 may be reborrowed upon the terms and subject to the conditions and limitations of this Agreement.

                           Section 2.8 Optional   Reduction   of   Revolving
                  Commitment Amount or Termination of Revolving Commitment. The Borrower may, at any time, upon not less than thirty Business Days prior written notice to the Bank, reduce the Revolving Commitment Amount, with any such reduction in a minimum amount of $100,000, or, if more, in an integral multiple of $100,000; provided, however, that the Borrower may not at any time reduce the Revolving Commitment Amount below the then unpaid balance of the Revolving Note. The Borrower may, at any time, upon not less than thirty Business Days prior written notice to the Bank, terminate the Revolving Commitment in its entirety. Upon termination of the Revolving Commitment pursuant to this Section, the Borrower shall pay to the Bank the full amount of all outstanding Advances, all accrued and unpaid interest thereon, all unpaid Facility Fees accrued to the date of such termination, any indemnities payable with respect to Advances pursuant to Section 2.17 and all other unpaid Obligations of the Borrower to the Bank hereunder.

                           Section 2.9 Facility  Fee. The Borrower  shall pay to
                  the Bank a fee (the "Facility Fee") in an amount determined by applying a rate of .20% per annum to the Revolving Commitment Amount for the period from April 1, 1997 to the Termination Date. Such Facility Fees are payable in arrears quarterly on the last day of each quarter, commencing June 30, 1997, and on the Termination Date.

                           Section 2.10 Computation.  Facility Fees and interest
                  on Advances shall be computed on the basis of actual days elapsed and a year of 360 days.

                           Section 2.11 Payments.  Payments and  prepayments of
                  principal of, and interest on, the Revolving Note and all fees, expenses and other obligations under this Agreement payable to the Bank shall be made without setoff or counterclaim in Immediately Available Funds not later than 2:00 p.m. (Minneapolis time) on the dates called for under this Agreement and the Revolving Note to the Bank at its main office in Minneapolis, Minnesota. Funds received after such time shall be deemed to have been received on the next Business Day. Whenever any payment to be made hereunder or on the Revolving Note shall be stated to be due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time, in the case of a payment of principal, shall be included in the computation of any interest on such principal payment.

                           Section  2.12 Use of Loan  Proceeds.  The proceeds of
                  the initial Revolving Loan shall be used for payment in full of the Term Loan and accrued and unpaid interest thereon and all fees related thereto. The proceeds of any subsequent Revolving Loan shall be used for the Borrower's general business purposes in a manner not in conflict with any of the Borrower's covenants in this Agreement.

                           Section 2.13 Interest Rate Not  Ascertainable,  Etc.
                  If,  on or  prior to the date  for  determining  the  Adjusted
                  Eurodollar Rate for any Eurodollar Rate Advance, the Bank determines (which determination shall be conclusive and binding, absent error) that:

                                    (a) deposits in dollars (in the applicable
                           amount) are not being made available to the Bank in the relevant market for such Interest Period, or

                                    (b) the  Adjusted  Eurodollar  Rate will not
                           adequately and fairly reflect the cost to the Bank of funding or maintaining Eurodollar Rate Advances for such Interest Period,

                  the Bank shall forthwith give notice to the Borrower of such determination, whereupon the obligation of the Bank to make or continue, or to convert any Advances to, Eurodollar Rate Advances shall be suspended until the Bank notifies the Borrower that the circumstances giving rise to such suspension no longer exist. While any such suspension continues, all further Advances by the Bank shall be made as Reference Rate Advances. No such suspension shall affect the interest rate then in effect during the applicable Interest Period for any Eurodollar Rate Advance outstanding at the time such suspension is imposed.

                           Section 2.14 Increased Cost.  If any Regulatory
                  Change:

                                    (a) shall  subject the Bank to any tax, duty
                           or other charge with respect to its Eurodollar Rate Advances, the Revolving Note or its obligation to make Eurodollar Rate Advances or shall change the basis of taxation of payment to the Bank of the principal of or interest on Eurodollar Rate Advances or any other amounts due under this Agreement in respect of Eurodollar Rate Advances or its obligation to make Eurodollar Rate Advances (except for changes in the rate of tax on the overall net income of the Bank imposed by the jurisdiction in which the Bank's principal office is located); or

                                    (b) shall impose,  modify or deem applicable
                           any reserve, special deposit or similar requirement (including, without limitation, any such requirement imposed by the Board, but excluding with respect to any Eurodollar Rate Advance any such requirement to the extent included in calculating the applicable Adjusted Eurodollar Rate) against assets of, deposits with or for the account of, or credit extended by, the Bank or shall impose on the Bank or the interbank Eurodollar market any other condition affecting its Eurodollar Rate Advances, the Revolving Note or its obligation to make Eurodollar Rate Advances;

                  and the result of any of the foregoing is to increase the cost to the Bank of making or maintaining any Eurodollar Rate Advance, or to reduce the amount of any sum received or receivable by the Bank under this Agreement or under the Revolving Note, then, within 30 days after demand by the Bank, the Borrower shall pay to the Bank such additional amount or amounts as will compensate the Bank for such increased cost or reduction. The Bank will promptly notify the Borrower of any event of which it has knowledge, occurring after the date hereof, which will entitle the Bank to compensation pursuant to this Section. If the Bank fails to give such notice within 45 days after it obtains knowledge of such an event, the Bank shall, with respect to compensation payable pursuant to this Section, only be entitled to payment under this Section for costs incurred from and after the date 45 days prior to the date that the Bank does give such notice. A certificate of the Bank claiming compensation under this Section, setting forth the additional amount or amounts to be paid to it hereunder and stating in reasonable detail the basis for the charge and the method of computation, shall be conclusive in the absence of error. In determining such amount, the Bank may use any reasonable averaging and attribution methods. Failure on the part of the Bank to demand compensation for any increased costs or reduction in amounts received or receivable with respect to any Interest Period shall not constitute a waiver of the Bank's rights to demand compensation for any increased costs or reduction in amounts received or receivable in any subsequent Interest Period.

                           Section 2.15 Illegality.  If any  Regulatory  Change
                  shall make it unlawful or impossible for the Bank to make, maintain or fund any Eurodollar Rate Advances, the Bank shall notify the Borrower, whereupon the obligation of the Bank to make or continue, or to convert any Advances to, Eurodollar Rate Advances shall be suspended until the Bank notifies the Borrower that the circumstances giving rise to such suspension no longer exist. If the Bank determines that it may not lawfully continue to maintain any Eurodollar Rate Advances to the end of the applicable Interest Periods, all of the affected Advances shall be automatically converted to Reference Rate Advances as of the date of the Bank's notice, and upon such conversion the Borrower shall indemnify the Bank in accordance with Section 2.17.

                           Section 2.16 Capital Adequacy.  In the event that any
                  Regulatory Change reduces or shall have the effect of reducing the rate of return on the Bank's capital or the capital of its parent corporation (by an amount the Bank deems material) as a consequence of the Revolving Commitment and/or Advances to a level below that which the Bank or its parent corporation could have achieved but for such Regulatory Change (taking into account the Bank's policies and the policies of its parent corporation with respect to capital adequacy), then the Borrower shall, within 30 days after written notice and demand from the Bank, pay to the Bank additional amounts sufficient to compensate the Bank or its parent corporation for such reduction. If the Bank fails to give such notice within 45 days after it obtains knowledge of such an event, the Bank shall, with respect to compensation payable pursuant to this Section, only be entitled to payment under this Section for diminished returns as a result of such reduction for the period from and after the date 45 days prior to the date that the Bank does give such notice. Any determination by the Bank under this Section and any certificate as to the amount of such reduction given to the Borrower by the Bank shall be final, conclusive and binding for all purposes, absent error.

                           Section  2.17 Funding   Losses;   Eurodollar   Rate
                  Advances. The Borrower shall compensate the Bank, upon its written request, for all losses, expenses and liabilities (including any interest paid by the Bank to lenders of funds borrowed by it to make or carry Eurodollar Rate Advances to the extent not recovered by the Bank in connection with the re-employment of such funds and including loss of anticipated profits) which the Bank may sustain: (i) if for any reason, other than a default by the Bank, a funding of a Eurodollar Rate Advance does not occur on the date specified therefor in the Borrower's request or notice as to such Advance under
                  Section 2.2 or 2.4, or (ii) if, for whatever reason (including, but not limited to, acceleration of the maturity of Advances following an Event of Default), any repayment of a Eurodollar Rate Advance, or a conversion pursuant to Section 2.15, occurs on any day other than the last day of the Interest Period applicable thereto. The Bank's request for compensation shall set forth the basis for the amount requested and shall be final, conclusive and binding, absent error.

                           Section  2.18 Discretion  of  Bank as to  Manner  of
                  Funding. The Bank shall be entitled to fund and maintain its funding of Eurodollar Rate Advances in any manner it may elect, it being understood, however, that for the purposes of this Agreement all determinations hereunder (including, but not limited to, determinations under Section 2.17) shall be made as if the Bank had actually funded and maintained each Fixed Eurodollar Rate Advances during the Interest Period for such Advance through the purchase of deposits having a maturity corresponding to the last day of the Interest Period and bearing an interest rate equal to the Eurodollar Rate for such Interest Period.

                           Section  2.19 Clean up Period.  On or after  April1,
                  1997 and prior to March 30, 1998, the Company shall prepay the Revolving Loans in full from time to time such that there shall be no fewer than 30 days (which may be non-consecutive) during such period on which no Revolving Loans are outstanding.

                  2.3 Negative Pledges; Subsidiary Restrictions. The first sentence of Section6.5 of the Loan Agreement is amended to read as follows:

                                    The   Borrower   will  not  enter  into  any
                           agreement, bond, note or other instrument that would prohibit or limit the ability of the Borrower to grant a Lien on the outstanding shares of stock of PJI owned by the Borrower, or require the Borrower to grant Liens to any other Person on such shares if it grants Liens thereon to the Bank.

                  2.4 Indebtedness. Section 6.8 of the Loan Agreement is amended to add clause (h) as follows:

                           6.8(h)  Contingent Obligations permitted pursuant to
                           Section 6.10.

                  2.5 Contingent Obligations. Section 6.10 of the Loan Agreement is amended to read in its entirety as follows:

                                    Section  6.10  Contingent  Obligations.  The
                           Borrower will not, and will not permit any Material Subsidiary to, be or become liable on any Contingent Obligations except:

                                             6.10(a)   Contingent    Obligations
                                    existing on the date of this Agreement and described on Schedule 6.10.

                                             6.10(b)   Contingent    Obligations
                                    incurred in the ordinary course of business of the Borrower or such Material Subsidiary.

                                             6.10(c)  Guarantees of Indebtedness
                                    for   borrowed   money   of    Subsidiaries;
                                    provided,    that   (i)   such    guaranteed
                                    Indebtedness   for  borrowed  money  of  the
                                    Subsidiaries  does  not  exceed  at any time
                                    $50,000,000  in  the  aggregate,   (ii)  the
                                    Indebtedness  of each Subsidiary that is the
                                    subject of such  guarantee is secured by the
                                    Subsidiary's   pledge   of  the   underlying
                                    secured loans made by the  Subsidiary to its
                                    customers,  including  the stock  pledged by
                                    customers  as  the  security  therefor,  and
                                    (iii) the loans  made by any  Subsidiary  to
                                    its  customers  are  secured  by stock  that
                                    meets  the  following   minimum   equity  to
                                    collateral requirement in the aggregate with respect to such pledged stock: (A) with respect to each loan at the time such loan is made, the ratio of the pledged stock value minus the loan amount to the pledged stock value is at least 50% and (B) the ratio of the aggregate pledged stock value minus the aggregate loan amount to the aggregate pledged stock value is at least 35%.

                  2.6 Tangible Net Worth. Section 6.11 of the Loan Agreement is amended to read in its entirety as follows:

                                    Section  6.11   Tangible   Net  Worth.   The
                           Borrower will not permit its Tangible Net Worth at any time to be less than $135,000,000 or the Tangible Net Worth of PJI at any time to be less than $125,000,000.

                  2.7 Remedies. Section 7.2 of the Loan Agreement is amended in its entirety as follows:

                                    Section  7.2  Remedies.  If (a) any Event of
                           Default described in Sections 7.1(f), (g) or (h) shall occur with respect to the Borrower, the Revolving Commitment shall automatically terminate and the Revolving Note and all other Obligations shall automatically become immediately due and payable; or (b) any other Event of Default shall occur and be continuing, then the Bank may (i) declare the Revolving Commitment terminated, whereupon the Revolving Commitment shall terminate and (ii) declare the outstanding unpaid principal balance of the Revolving Note, the accrued and unpaid interest thereon and all other Obligations to be forthwith due and payable, whereupon the Revolving Note, all accrued and unpaid interest thereon and all such Obligations shall immediately become due and payable, in each case without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived, anything in this Agreement or in the Revolving Note to the contrary notwithstanding. Upon the occurrence of any of the events described in clauses (a) or (b) of the preceding sentence the Bank may exercise all rights and remedies under any of the Loan Documents, and enforce all rights and remedies under any applicable law.

                  2.8 Revolving Note. The Loan Agreement is hereby amended to attach thereto Exhibit A-1 in the form attached hereto.

                  2.9 Compliance Certificate, Exhibit D of the Loan Agreement is hereby amended to be in the form attached hereto as Exhibit D-1.

                  2.10 Term Loan; Term Note. With the exception of references in the definition of "Term Loan" and in Section 2.2(a) and Section 2.12 of the Loan Agreement to the "Term Loan" and the "Term Note," all references in the Loan Agreement to the "Term Loan" or "Term Note" remaining after the effective date of this Amendment shall be to the "Revolving Loans" and the "Revolving Note," unless the context otherwise requires.

         Section 3. Effectiveness of Amendments. The amendments contained in this Amendment shall become effective as of April 1, 1997 upon delivery by the Borrower of, and compliance by the Borrower with, the following:

                  3.1 This Amendment and the Revolving Note in the form of Exhibit A-1 hereto (the "Note"), each duly executed by the Borrower.

                  3.2 A copy of the resolutions of the Board of Directors of the Borrower authorizing the execution, delivery and performance of this Amendment and the Note certified as true and accurate by its Secretary or Assistant Secretary, along with a certification by such Secretary or Assistant Secretary (i)certifying that there has been no amendment to the Certificate of Incorporation or Bylaws of the Borrower since trueand accurate copies of the same were delivered to the Bank with a certificate of the Secretary of the Borrower dated September 27, 1996, and (ii) identifying each officer of the Borrower authorized to execute this Amendment, the Note and any other instrument or agreement executed by the Borrower in connection with this Amendment (collectively, the "Amendment Documents"), and certifying as to specimens of such officer's signature and such officer's incumbency in such offices as such officer holds.

                  3.3 Certified copies of all documents evidencing any necessary corporate action, consent or governmental or regulatory approval (if any) with respect to this Amendment.

                  3.4 Good standing certificates for the Borrower from the State of Delaware and Minnesota issued as of a date or dates satisfactory to the Bank.

                  3.5 The Borrower shall have satisfied such other conditions as specified by the Bank, including payment of all unpaid legal fees and expenses incurred by the Bank through the date of this Amendment in connection with the Loan Agreement and the Amendment Documents.

         Section 4.  Representations, Warranties, Authority, No Adverse Claim.

                  4.1 Reassertion of Representations and Warranties, No Default. The Borrower hereby represents that on and as of the date hereof and after giving effect to this Amendment (a)all of the representations and warranties contained in the Loan Agreement are true, correct and complete in all respects as of the date hereof as though made on and as of such date, except for changes permitted by the terms of the Loan Agreement, and (b) there will exist no Default or Event of Default under the Loan Agreement as amended by this Amendment on such date which has not been waived by the Bank.

                  4.2 Authority, No Conflict, No Consent Required. The Borrower represents and warrants that the Borrower has the power and legal right and authority to enter into the Amendment Documents and has duly authorized as appropriate the execution and delivery of the Amendment Documents and other agreements and documents executed and delivered by the Borrower in connection herewith or therewith by proper corporate, and none of the Amendment Documents nor the agreements contained herein or therein contravene or constitute a default under any agreement, instrument or indenture to which the Borrower is a party or a signatory or a provision of the Borrower's Certificate of Incorporation, Bylaws or any other agreement or requirement of law, or result in the imposition of any Lien on any of its property under any agreement binding on or applicable to the Borrower or any of its property except, if any, in favor of the Bank. The Borrower represents and warrants that no consent, approval or authorization of or registration or declaration with any Person, including but not limited to any governmental authority, is required in connection with the execution and delivery by the Borrower of the Amendment Documents or other agreements and documents executed and delivered by the Borrower in connection therewith or the performance of obligations of the Borrower therein described, except for those which the Borrower has obtained or provided and as to which the Borrower has delivered certified copies of documents evidencing each such action to the Bank.

         Section 5. Affirmation of Loan Agreement, Further References. The Bank and the Borrower each acknowledge and affirm that the Loan Agreement, as hereby amended, is hereby ratified and confirmed in all respects and all terms, conditions and provisions of the Loan Agreement, except as amended by this Amendment, shall remain unmodified and in full force and effect. All references in any document or instrument to the Loan Agreement are hereby amended and shall refer to the Loan Agreement as amended by this Amendment.

         Section 6. Merger and Integration, Superseding Effect. This Amendment, from and after the date hereof, embodies the entire agreement and understanding between the parties hereto and supersedes and has merged into this Amendment all prior oral and written agreements on the same subjects by and between the parties hereto with the effect that this Amendment, shall control with respect to the specific subjects hereof and thereof.

         Section 7. Severability. Whenever possible, each provision of this Amendment and the other Amendment Documents and any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto shall be interpreted in such manner as to be effective, valid and enforceable under the applicable law of any jurisdiction, but, if any provision of this Amendment, the other Amendment Documents or any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto shall be held to be prohibited, invalid or unenforceable under the applicable law, such provision shall be ineffective in such jurisdiction only to the extent of such prohibition, invalidity or unenforceability, without invalidating or rendering unenforceable the remainder of such provision or the remaining provisions of this Amendment, the other Amendment Documents or any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto in such jurisdiction, or affecting the effectiveness, validity or enforceability of such provision in any other jurisdiction.

         Section 8. Successors. The Amendment Documents shall be binding upon the Borrower and the Bank and their respective successors and assigns, and shall inure to the benefit of the Borrower and the Bank and the successors and assigns of the Bank.

         Section 9. Legal Expenses. As provided in Section 8.2 of the Loan Agreement, the Borrower agrees to reimburse the Bank, upon execution of this Amendment, for all reasonable out-of-pocket expenses (including attorneys' fees and legal expenses of Dorsey & Whitney LLP, counsel for the Bank, not to exceed $2,000) incurred in connection with the Loan Agreement, including in connection with the negotiation, preparation and execution of the Amendment Documents and all other documents negotiated, prepared and executed in connection with the Amendment Documents, and in enforcing the obligations of the Borrower under the Amendment Documents, and to pay and save the Bank harmless from all liability for, any stamp or other taxes which may be payable with respect to the execution or delivery of the Amendment Documents, which obligations of the Borrower shall survive any termination of the Loan Agreement.

         Section 10. Headings. The headings of various sections of this Amendment have been inserted for reference only and shall not be deemed to be a part of this Amendment.

         Section 11. Counterparts. The Amendment Documents may be executed in several counterparts as deemed necessary or convenient, each of which, when so executed, shall be deemed an original, provided that all such counterparts shall be regarded as one and the same document, and either party to the Amendment Documents may execute any such agreement by executing a counterpart of such agreement.

         Section 12. Governing Law. THE AMENDMENT DOCUMENTS SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF MINNESOTA, WITHOUT GIVING EFFECT TO CONFLICT OF LAW PRINCIPLES THEREOF, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS, THEIR HOLDING COMPANIES AND THEIR AFFILIATES.


                  (REMAINDER OF PAGE INTENTIONALLY LEFT BLANK)

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date and year first above written.


BORROWER:                             PIPER JAFFRAY COMPANIES INC.


                                 By:   /s/ Deborah K. Roesler
                                       Deborah K. Roesler
                                       Chief Financial Officer


                                 By:   /s/ Jenniefer A. Olson-Goude
                                       Jennifer A. Olson-Goude
                                       Assistant Vice President and
                                       Assistant Treasurer


BANK:                                  FIRST BANK NATIONAL ASSOCIATION


                                 By:   /s/ Jose A. Peris
                                       Jose A. Peris
                                       Senior Vice President